UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21634

Access One Trust
(Exact name of registrant as specified in charter)

7501 Wisconsin Avenue, Suite 1000 Bethesda, MD			20814
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(240) 497-6400

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2011

Item 1. Reports to Stockholders.

Access One Trust

Access VP High Yield Fund®

DECEMBER 31, 2011

Annual Report

Table of Contents

1	Message from the Chairman
3	Management Discussion of Fund Performance
5	Expense Examples
7	Financial Statements and Financial Highlights
15	Notes to Financial Statements
23	Report of Independent Registered Public Accounting Firm
24	Additional Tax Information
25	Board Approval of Investment Advisory Agreements
27	Trustees and Officers

Message from the Chairman

Dear Shareholder:

I am pleased to present the Access VP High Yield Fund Annual Report to shareholders for the 12 months ended December 31, 2011.

High Yield Market Turned Choppy

The U.S. high yield market underperformed most other segments of the U.S. fixed-income market during the 12 months ended December 31, 2011. Uncertainty surrounding U.S. economic policy and contagion from the European debt crisis contributed to significant volatility in the high yield and equity markets during the second half of the year, and drove investors to the relative safety of U.S. Treasury securities.

U.S. high yield returned 5.9%, as measured by the Markit iBoxx® $ Liquid High Yield Index, compared with the broader bond market, which gained 7.8%, as measured by the Barclays Capital U.S. Aggregate Bond Index®. Both investment grade corporate credit and U.S. Treasurys delivered strong returns, with the Markit iBoxx® $ Liquid Investment Grade Index up 9.2%, the Ryan Labs Treasury 10 Year Index up 17.0%, and the Ryan Labs Treasury 30 Year Index up a remarkable 35.3%.

Yields for high yield investments fluctuated widely during the 12 months ended December 31, 2011. The JPMorgan Domestic High Yield Summary Yield to Maturity reached 8.5% on December 30, 2011, up from 8.0% at the start of the year, having reached a low of 7.3% in May and a high of 9.8% in October.

Economic Growth Improves

U.S. GDP growth accelerated moderately to an annual rate of 2.8% in the fourth quarter of 2011, up from 1.8% in the third quarter of 2011, 1.3% in the second quarter and 0.4% in the first quarter. The December 2011 employment report showed job gains across a variety of sectors driving unemployment down to 8.5%, the lowest since early 2009.

We appreciate the trust and confidence you have placed in us by choosing the Access VP High Yield Fund and look forward to continuing to serve your investing needs.

Sincerely,

Michael L. Sapir

Chairman of the Board of Trustees

All investment performance index figures above reflect total return performance. You may not invest directly in an index.

1

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Management Discussion of Fund Performance

4  :: Access VP High Yield Fund :: Access One Trust :: Management Discussion of Fund Performance

The Access VP High Yield Fund seeks to provide investment results that correspond generally to the total return of the High Yield market, consistent with maintaining reasonable liquidity. However, the Fund does not seek to match the daily returns of a specific benchmark.

For the fiscal year ended December 31, 2011, the total return of the Fund was 2.74%. The JPMorgan Domestic High Yield Index(1), a widely used measure of high yield market performance, returned 6.96% during the same time period. The total return for the 5-year U.S. Treasury Note was 9.31%(2).

Access VP High Yield Fund is designed to maintain exposure to the high yield market, regardless of market conditions. This means the Fund does not adopt defensive positions in anticipation of an adverse market climate. The Access VP High Yield Fund seeks to achieve its high yield exposure primarily through credit default swaps (CDS) and 5-year treasury exposure but may also invest in high yield debt instruments (commonly referred to as junk bonds), other debt and money market instruments and total return swap agreements and futures contracts.

During the year ended December 31, 2011, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in bonds in order to gain exposure to the high yield market. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be large, well capitalized and well established financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*      The line graph represents historical performance of a hypothetical investment of $10,000 in the Access VP High Yield Fund from May 2, 2005 to December 31, 2011, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/11

Fund	One Year	Five Year	Since Inception
Access VP High Yield Fund	2.74%	6.99%	7.71%
JPMorgan Domestic High Yield Index	6.96%	7.89%	8.36%

Expense Ratios**

Fund	Gross	Net
Access VP High Yield Fund	1.88%	1.68%

**          Reflects the expense ratio as reported in the Prospectus dated May 1, 2011. Contractual fee waivers are in effect through April 30, 2012.

Allocation of Portfolio Holdings & Composition

Investment Objective: The Access VP High Yield Fund seeks to provide investment results that correspond generally to the total return of the high yield market, consistent with maintaining reasonable liquidity.

Market Exposure

Investment Type	% of Net Assets
Credit Default Swap Agreements	107%
Futures Contracts	43%
U.S. Treasury Obligations	38%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The Access VP High Yield Fund primarily invests in non-equity securities, which may include: credit default swap agreements, futures contracts, repurchase agreements, U.S. Government and money market securities.

Industry Exposure

% of Market Exposure (CDS)
Consumer Cyclical	29%
Consumer Non-Cyclical	15%
Communications	14%
Financial	11%
Energy	8%
Technology	7%
Industrial	6%
Utilities	5%
Basic Materials	5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include fees associated with insurance company separate accounts or insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-5717.

(1)   The index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)   The 5-year U.S. Treasury Note reflects both price return and yield components. It does not reflect the impact of transaction and financing costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees.

(3)   This index was changed from the Bear Stearns High Yield Composite Index to the JPMorgan Domestic High Yield Index, which is more representative of the securities in which the Fund currently invests.

(4)   The last available value of the Bear Stearns High Yield Composite Index was obtained on December 2, 2008, which is reflected in the since inception total return information.

Investments in high yield bonds are subject to greater volatility and greater credit risks than investing in U.S. Treasuries. U.S. Treasury instruments are guaranteed as to the timely payment of principal and interest, if held to maturity. Both the principal and yield of a mutual fund will fluctuate with changes in market conditions.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

Expense Examples

6  :: Access One Trust :: Expense Examples (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. These examples also do not reflect fees associated with insurance company separate accounts or insurance contracts. If those fees were reflected, expenses would be higher.

These examples are based on an investment of $1,000 invested at July 1, 2011 and held for the entire period from July 1, 2011 through December 31, 2011.

The Actual Expense table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period 7/1/11 - 12/31/11
Access VP High Yield Fund	$1,000.00	$986.10	$8.41	1.68%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period 7/1/11 - 12/31/11
Access VP High Yield Fund	$1,000.00	$1,016.74	$8.54	1.68%

*                 Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Financial Statements and Financial Highlights

8  :: Access One Trust :: Access VP High Yield Fund :: Schedule of Portfolio Investments :: December 31, 2011

U.S. Treasury Obligations (38.2%)

	Principal Amount	Value
U.S. Treasury Notes, 0.88%, 12/31/16	$24,100,000	$24,144,246
TOTAL U.S. TREASURY OBLIGATIONS (Cost $24,034,102)		24,144,246
Repurchase Agreements+ (107.1%)
Deutsche Bank Securities, Inc., 0.00%, 1/3/12, dated 12/30/11, with a repurchase price of $13,545,000 (Collateralized by $13,796,000 of Federal National Mortgage Association Securities, 0.80%, 9/12/14, total value $13,819,037)	13,545,000	13,545,000
HSBC Securities (USA), Inc., 0.00%, 1/3/12, dated 12/30/11, with a repurchase price of $13,540,000 (Collateralized by $32,578,000 of various U.S. Treasury Strips, 3.05%‡, 2/15/40-5/15/40, total value $13,811,362)	13,540,000	13,540,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.00%, 1/3/12, dated 12/30/11, with a repurchase price of $13,545,000 (Collateralized by $12,822,400 of U.S. Treasury Notes, 2.63%, 11/15/20, total value $13,816,135)	13,545,000	13,545,000
UBS Securities, LLC, 0.00%, 1/3/12, dated 12/30/11, with a repurchase price of $13,545,000 (Collateralized by $13,830,000 of various Federal Home Loan Bank Securities, 0.18%-0.22%, 8/22/12-12/6/12, total value $13,830,000)	13,545,000	13,545,000
UMB Bank N.A., 0.00%, 1/3/12, dated 12/30/11, with a repurchase price of $13,545,000 (Collateralized by $12,931,300 of various U.S. Treasury Notes, 2.38%-2.50%, 9/30/14-4/30/15, total value $13,816,197)	13,545,000	13,545,000
TOTAL REPURCHASE AGREEMENTS (Cost $67,720,000)		67,720,000
TOTAL INVESTMENT SECURITIES (Cost $91,754,102)—145.3%		91,864,246
Net other assets (liabilities)—(45.3)%		(28,629,769)
NET ASSETS—100.0%		$63,234,477

+                 A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2011, the aggregate amount held in a segregated account was $11,557,000.

‡                  Represents the effective yield or interest rate in effect at December 31, 2011.

See accompanying notes to the financial statements.

December 31, 2011 :: Schedule of Portfolio Investments :: Access VP High Yield Fund :: Access One Trust :: 9

Futures Contracts Purchased

	Contracts	Unrealized Appreciation/ (Depreciation)
5-Year U.S. Treasury Note Futures Contract expiring 4/2/12 (Underlying notional amount at value $26,996,883)	219	$138,616

Credit Default Swap Agreements — Sell Protection(a)

Underlying Instrument*	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011(b)	Notional Amount(c)		Value	Upfront Premiums Paid (Received)	Unrealized Gain (Loss)
CDX North America High Yield Index Swap Agreement with Credit Suisse International; Series 17	5.00%	12/20/16	6.48%	$8,330,000	**	$(574,422)	$(697,637)	$123,215
CDX North America High Yield Index Swap Agreement with Deutsche Bank AG; Series 17	5.00%	12/20/16	6.48%	22,932,000	**	(1,581,353)	(1,871,455)	290,102
CDX North America High Yield Index Swap Agreement with Goldman Sachs International; Series 17	5.00%	12/20/16	6.48%	17,836,000	**	(1,229,941)	(1,665,649)	435,708
CDX North America High Yield Index Swap Agreement with UBS AG; Series 17	5.00%	12/20/16	6.48%	18,718,000	**	(1,290,762)	(1,715,664)	424,902
						$(4,676,478)	$(5,950,405)	$1,273,927

*                  As of December 31, 2011, the CDX North America High Yield Index included securities which had defaulted and represented 2% of the Index.

**            Reflects the notional amount after the default of securities.

(a)           When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)           Implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the references entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)           The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See accompanying notes to the financial statements.

10  :: Access VP High Yield Fund :: Statement of Assets and Liabilities :: December 31, 2011

ASSETS:
Total Investment Securities, at cost	$91,754,102
Securities, at value	24,144,246
Repurchase agreements, at value	67,720,000
Total Investment Securities, at value	91,864,246
Cash	575
Segregated cash balances with brokers	255,829
Interest receivable	1,738
Variation margin on futures contracts	51,318
Unrealized gain on credit default swap agreements	1,273,927
Receivable for capital shares issued	71,158
Prepaid expenses	166
TOTAL ASSETS	93,518,957

LIABILITIES:
Payable for investments purchased	24,035,840
Payable for capital shares redeemed	201,165
Premiums received on credit default swap agreements	5,950,405
Advisory fees payable	33,286
Management services fees payable	4,438
Administration fees payable	2,669
Administrative services fees payable	19,243
Distribution fees payable	20,215
Trustee fees payable	4
Transfer agency fees payable	3,795
Fund accounting fees payable	5,257
Compliance services fees payable	325
Other accrued expenses	7,838
TOTAL LIABILITIES	30,284,480
NET ASSETS	$63,234,477

NET ASSETS CONSIST OF:
Capital	$68,402,021
Accumulated net investment income (loss)	(207,069)
Accumulated net realized gains (losses) on investments	(6,483,162)
Net unrealized appreciation (depreciation) on investments	1,522,687
NET ASSETS	$63,234,477
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,402,793
Net Asset Value (offering and redemption price per share)	$26.32

See accompanying notes to the financial statements.

For the Year Ended December 31, 2011 :: Statement of Operations :: Access VP High Yield Fund :: 11

For the Year Ended December 31, 2011
INVESTMENT INCOME:
Interest	$275,302

EXPENSES:
Advisory fees	338,856
Management services fees	45,180
Administration fees	23,644
Transfer agency fees	27,402
Administrative services fees	128,428
Distribution fees	112,952
Custody fees	10,691
Fund accounting fees	37,127
Trustee fees	856
Compliance services fees	475
Printing fees	44,200
Other fees	29,378
Total Gross Expenses before reductions	799,189
Less Expenses reduced by the Advisor	(40,150)
TOTAL NET EXPENSES	759,039
NET INVESTMENT INCOME (LOSS)	(483,737)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	644,579
Net realized gains (losses) on futures contracts	1,504,574
Net realized gains (losses) on swap agreements	(1,620,999)
Change in net unrealized appreciation/depreciation on investments	(76,275)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	451,879
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(31,858)

See accompanying notes to the financial statements.

12  :: Access VP High Yield Fund :: Statements of Changes in Net Assets :: For the Years Ended December 31

	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(483,737)	$(299,004)
Net realized gains (losses) on investments	528,154	4,618,353
Change in net unrealized appreciation/depreciation on investments	(76,275)	(735,261)
Change in net assets resulting from operations	(31,858)	3,584,088
DISTRIBUTIONS TO SHAREHOLDERS FROM:
In excess of net investment income	(402,337)	(3,852,311)
Net realized gains on investments	(1,200,792)	—
Change in net assets resulting from distributions	(1,603,129)	(3,852,311)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	214,794,114	148,328,973
Dividends reinvested	1,603,129	3,852,311
Value of shares redeemed	(188,060,228)	(156,439,364)
Change in net assets resulting from capital transactions	28,337,015	(4,258,080)
Change in net assets	26,702,028	(4,526,303)
NET ASSETS:
Beginning of period	36,532,449	41,058,752
End of period	$63,234,477	$36,532,449
Accumulated net investment income (loss)	$(207,069)	$(1,622,939)
SHARE TRANSACTIONS:
Issued	8,202,254	5,799,249
Reinvested	61,921	160,436
Redeemed	(7,236,269)	(6,142,029)
Change in shares	1,027,906	(182,344)

See accompanying notes to the financial statements.

Financial Highlights :: Access VP High Yield Fund :: 13

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Net Asset Value, Beginning of Period	$26.57	$26.37	$24.83	$28.94	$30.94

Investment Activities:
Net investment income (loss)(a)	(0.28)	(0.23)	(0.18)	0.18	0.96
Net realized and unrealized gains (losses) on investments	1.00	4.09	3.97	(1.47)	0.52
Total income (loss) from investment activities	0.72	3.86	3.79	(1.29)	1.48

Distributions to Shareholders From:
Net investment income	—	—	—	(0.26)	(1.38)
In excess of net investment income	(0.24)	(3.66)	(2.25)	(2.56)	(0.92)
Net realized gains on investments	(0.73)	—	—	—	(0.80)
Return of capital	—	—	—	—	(0.38)
Total distributions	(0.97)	(3.66)	(2.25)	(2.82)	(3.48)

Net Asset Value, End of Period	$26.32	$26.57	$26.37	$24.83	$28.94

Total Return	2.74%	16.37%	16.91%	(4.65)%	5.19%

Ratios to Average Net Assets:
Gross expenses	1.77%	1.88%	1.98%	1.76%	1.88%
Net expenses	1.68%	1.68%	1.67%	1.63%	1.63%
Net investment income (loss)	(1.07)%	(0.88)%	(0.77)%	0.67%	3.20%

Supplemental Data:
Net assets, end of period (000’s)	$63,234	$36,532	$41,059	$47,245	$28,322
Portfolio turnover rate(b)	1,381%	1,401%	1,671%	1,971%	1,675%

(a)   Per share net investment income (loss) has been calculated using the average daily shares method.

(b)   Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

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Notes to Financial Statements

16  :: Access One Trust :: Notes to Financial Statements :: December 31, 2011

1. Organization

The Access One Trust (the “Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. These accompanying financial statements relate to the Access VP High Yield Fund (the “Fund”) which is classified as non-diversified under the 1940 Act. The Fund has one class of shares.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust and Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects any risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The actual results could differ from those estimates.

Investment Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Repurchase Agreements

The Fund will enter into repurchase agreements only with financial institutions that meet the credit quality standards and monitoring policies established by ProFund Advisors LLC (the “Advisor”). Repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon future price and date, normally one day or a few days later. The repurchase price is greater than the price paid by the Fund, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying collateral securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.

In addition, the value of the collateral underlying the repurchase agreement is monitored to ensure that the collateral is at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. Funds within both the Trust and ProFunds invest in repurchase agreements jointly, therefore, the Fund holds a pro rata share of the collateral and interest income based upon the dollar amount of the repurchase agreements entered into by the Fund. The collateral underlying the repurchase agreement is held by the Fund’s custodian. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement.

Derivative Instruments

The Fund maintains exposure to the high yield market, regardless of market conditions. This means the Fund does not adopt defensive positions in anticipation of an adverse market climate. The Fund seeks to achieve its high yield exposure primarily through credit default swap agreements but may also invest in high yield debt instruments (commonly referred to as “junk bonds”), other debt and money market instruments and futures contracts. During the year ended December 31, 2011, the Fund held credit default swap agreements for credit exposure and futures contracts and/or treasury notes for interest rate exposure to meet the Fund’s investment objective.

All open derivative positions at year end are reflected on the Fund’s Schedule of Portfolio Investments. The volume associated with derivative positions varies on a daily basis as the Fund transacts derivative contracts in order to achieve the appropriate exposure, as expressed in notional amount, in comparison to net assets consistent with the Fund’s investment objective.

The notional amount of the open derivative positions relative to the Fund’s net assets at year end is generally representative of the notional amount of open positions to net assets throughout the reporting period.

The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

The Fund may purchase or sell futures contracts. During the year ended December 31, 2011, the Fund held bond futures contracts. The Fund uses futures contracts as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A bond futures contract, if held to expiration, generally obligates the seller to deliver (and the purchaser to accept) one of the specified underlying reference bonds. The Fund generally chooses to engage in closing or offsetting transactions before final settlement.

Upon entering into a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. A portion of the initial margin is reflected on the Statement of Assets and Liabilities as segregated cash balances with brokers, if applicable, and is restricted as to its use. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such amounts are known

December 31, 2011 :: Notes to Financial Statements :: Access One Trust :: 17

as variation margin and are recorded by the Fund as unrealized gains or losses. The Fund will realize a gain or loss upon closing of a futures transaction.

Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock index futures contracts and interest rate risk related to bond futures contracts) and exposure to loss in excess of the amount reflected on the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the total exposure the Fund has in the particular classes of instruments. Among other risks, the use of futures contracts may cause the Fund to have imperfect correlation due to differences between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract. With futures contracts, there is minimal counterparty risk to the Fund because futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

Swap Agreements

The Fund may enter into swap agreements, primarily credit default swap agreements (“CDSs”). During the year ended December 31, 2011, the Fund entered into CDSs. The Fund uses swap agreements for purposes of pursuing its investment objective or as a substitute for investing directly in securities.

CDSs are bilateral financial contracts that transfer the credit risk of a third party reference entity or a group of entities from one party to another. A buyer of a CDS receives credit protection or sheds credit risk, whereas the seller of a CDS is selling credit protection or assuming credit risk. The seller typically receives a pre-determined periodic payment from the buyer in consideration for guaranteeing to make a specific payment to the buyer should the third party reference entity suffer a default event. If a default event occurs, the seller would be required to pay the par value of a referenced debt obligation to the buyer in exchange for a defaulted debt obligation or the seller would be required to pay a net settlement amount to the buyer equal to the par value of the referenced debt obligation less the recovery value of the defaulted obligation. Recovery values are assumed by the market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

When entering into or closing a CDS position, a cash flow to account for market premiums or discounts (as compared to par value) is exchanged. The Fund expects that new (“on-the-run”) CDS issues will become available periodically. As such, the Fund does not expect to hold these contracts to maturity; rather it expects to periodically “roll” all positions to the typically more liquid newer issues.

CDSs are marked to market daily based on the mean of bid and asked quotes as obtained from multiple dealers, and changes in value, as well as the accrual of the periodic payments, are recorded as “unrealized gain or loss on credit default swap agreements.” Gains or losses on swap agreements are realized upon termination of the swap contract and when the periodic payments are made.

In addition to being exposed to the credit risk of the underlying reference entity, CDSs are subject to counterparty risk, market risk and interest rate risk. CDSs utilized by the Fund may not perform as expected or in a manner similar to the high yield bond markets.

The Trust, on behalf of the Fund, may enter into agreements with certain counterparties for derivative transactions. These agreements contain various conditions, events of default, termination events, covenants and representations. The triggering of certain events or the default on certain terms of the agreement could allow either party to terminate a transaction under the agreement and request immediate payment in an amount equal to the net positions owed the party under the agreement. This could cause the Fund to have to enter into a new transaction with the same counterparty, enter into a transaction with a different counterparty or seek to achieve its investment objective through any number of different investments or investment techniques.

Swap agreements involve, to varying degrees, elements of market risk (generally credit risk related to credit default swap agreements) and exposure to loss in excess of the amount reflected on the Statement of Assets and Liabilities. The notional amounts, which are disclosed as of period end in the swap tables included in the Schedule of Portfolio Investments, reflect the extent of the total investment exposure the Fund has under the swap agreement which may exceed the net asset value of the Fund. The primary risks associated with the use of swap agreements are imperfect correlation between the price of financial instruments and movements in the prices of the underlying investments and the inability of counterparties to perform. The Fund bears the counterparty risk, i.e., the risk of loss of the net amount, if any, expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The unrealized gain (loss) as of the period end is disclosed in the swap tables included in the Schedule of Portfolio Investments. The Fund will enter into swap agreements only with financial institutions that meet the credit quality standards and monitoring policies established by the Advisor. The Fund may use various techniques to minimize credit risk including early termination and payment, using different counterparties, limiting the net amount due from any individual counterparty and generally requiring collateral to be posted by the counterparty for amounts owed to the Fund.

The Fund, as applicable, collateralizes swap agreements by segregating or designating cash and certain securities as indicated on the Statement of Assets and Liabilities and the Schedule of Portfolio Investments, respectively. Certain collateral is held for the benefit of the counterparty in a segregated tri-party account at the custodian to protect the counterparty against non-payment by the Fund. In the event of a default by the counterparty, the Fund will seek withdrawal of this collateral from the segregated account and may incur certain costs exercising its right with respect to the collateral. If a counterparty becomes bankrupt or fails to perform its obligations, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

The Fund remains subject to credit risk with respect to the amount it expects to receive from counterparties. However, the Fund has sought to mitigate these risks by generally requiring that the counterparties for the Fund agree to post collateral for the benefit

18  :: Access One Trust :: Notes to Financial Statements :: December 31, 2011

of the Fund, marked to market daily, in an amount equal to what the counterparty owes the Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient, the Fund will be exposed to counterparty risk as described above, including possible delays in recovering amounts as a result of bankruptcy proceedings. As of December 31, 2011, the collateral posted by counterparties consisted of U.S. treasury securities and cash.

Summary of Derivative Instruments

Fair Values of Derivative Instruments on the Fund’s Statement of Assets and Liabilities as of December 31, 2011:

	Assets
	Variation Margin on Futures Contracts*	Unrealized Gain on Credit Default Swap Agreements
Credit Risk Exposure:	$—	$1,273,927
Interest Rate Risk Exposure:	138,616	—

*      Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Fund’s Statement of Operations for the year ended December 31, 2011:

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations		Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations
	Net Realized	Net Realized	Change in
	Gains (Losses)	Gains (Losses)	Net Unrealized
	on Futures	on Swap	Appreciation/Depreciation
	Contracts	Agreements	on Investments
Credit Risk Exposure:	$—	$(1,620,999)	$(349,011)
Interest Rate Risk Exposure:	1,504,574	—	176,160

Investment Transactions and Related Income

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on the trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocations

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliate, are allocated among the respective funds in the Trust and/or affiliate based upon relative net assets or another reasonable basis.

Distributions to Shareholders

The Fund intends to declare and distribute net investment income at least quarterly, if any. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, differing treatment on certain swap agreements, net operating loss, distribution reclassification, equalization, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain swap agreements) do not require a reclassification. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distribution of capital.

Federal Income Taxes

The Fund intends to continue to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The Fund intends to make timely distributions in order to avoid tax liability. The Fund has a tax year end of December 31st.

 December 31, 2011 :: Notes to Financial Statements :: Access One Trust :: 19

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Other

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations, as applicable, as “Fees paid indirectly.”

New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU-2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements has not been determined.

3. Investment Valuation Summary

The valuation techniques employed by the Fund, described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•                  Level 1 — quoted prices in active markets for identical assets

•                  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. For example, repurchase agreements are generally valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Derivatives are generally valued using independent pricing services and/or agreements with counterparties or other procedures approved by the Trust’s Board of Trustees. Exchange traded derivatives (e.g., futures contracts) are generally valued at their last sale price prior to the time at which the net asset value per share of the Fund is determined and are typically categorized as Level 1 in the fair value hierarchy. If there was no sale on that day, fair valuation procedures as described below may be applied. Non-exchange traded derivatives (e.g., swap agreements) are valued based on procedures approved by the Trust’s Board of Trustees and are typically categorized as Level 2 in the fair value hierarchy.

Security prices are generally provided by an independent pricing service. The securities in the portfolio of the Fund, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the official closing price, if available, or the last sale price, on the exchange or system where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the official closing price, if applicable, on any other exchange or system. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. If there have been no sales for that day on any exchange or system, the security will be valued using fair value procedures in accordance with procedures approved by the Trust’s Board of Trustees as described below.

Securities regularly traded in the over-the-counter (“OTC”) markets, including securities listed on an exchange, but that are primarily traded OTC other than those traded on the NASDAQ/NMS, are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those instruments. Fixed-income securities are generally valued according to prices as furnished by an independent pricing service, generally at the mean of the bid and asked quotes for those instruments. Fixed-income securities maturing within a relatively short time frame may be valued at amortized cost, which approximates market value. In each of these situations, valuations are typically categorized as a Level 2 in the fair value hierarchy.

When the Advisor determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), it may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Advisor or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

For the year ended December 31, 2011, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

20  :: Access One Trust :: Notes to Financial Statements :: December 31, 2011

A summary of the valuations as of December 31, 2011, based upon the three levels defined above, is included in the table below:

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
Access VP High Yield Fund
U.S. Treasury Obligations	$—	$—	$24,144,246	$—	$24,144,246	$—
Repurchase Agreements	—	—	67,720,000	—	67,720,000	—
Futures Contracts	—	138,616	—	—	—	138,616
Swap Agreements	—	—	—	1,273,927	—	1,273,927
Total	$—	$138,616	$91,864,246	$1,273,927	$91,864,246	$1,412,543

^        Other financial instruments include any derivitive instruments not reflected in the Schedule of Portfolio Investments as Investment Securities, such as futures contracts, forward contracts and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

The Trust determines significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1 and 2 as of December 31, 2011 from the valuation input levels used on December 31, 2010.

4. Fees and Transactions with Affiliates

The Fund has entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the Fund pays the Advisor a fee at an annualized rate of 0.75% of its average daily net assets.

In addition, subject to the condition that the aggregate daily net assets of the Trust and ProFunds be equal to or greater than $10 billion, the Advisor has agreed to the following fee reductions with respect to each individual Fund: 0.025% of the Fund’s daily net asset value from $500 million to $1 billion, 0.05% of the Fund’s daily net asset value from $1 billion to $2 billion, and 0.075% of such assets in excess of $2 billion.

Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citi Fund Services, Inc., acts as the Trust’s administrator (the “Administrator”). For its services as Administrator, the Trust pays Citi an annual fee based on the Trust’s and ProFunds’ aggregate average net assets at an annualized tier rate ranging from 0.005% to 0.05% and a base fee for certain filings. Administration fees include additional fees paid to Citi by the Trust for additional services provided, including support of the Trust’s compliance program. Citi also acts as transfer agent and fund accounting agent for the Fund for which it receives additional fees. As transfer agent for the Fund, Citi receives a base fee, service charges, fees based on the number of VP funds, and reimbursement of certain expenses. As fund accounting agent for the Fund, Citi receives an annual fee based on the Trust’s and ProFunds’ aggregate average net assets at an annualized tier rate ranging from 0.00375% to 0.10%, a base fee and reimbursement of certain expenses.

ProFunds Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Advisor, serves as the Trust’s distributor.

Under a Distribution and Shareholder Services Plan (the “Plan”), adopted by the Trust’s Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, the Fund may pay financial intermediaries such as broker-dealers, investment advisors and ProFunds Distributors, Inc. up to 0.25%, on an annualized basis, of its average daily net assets as compensation for distribution-related activities and/or shareholder services.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the Fund. For these services, the Fund pays the Advisor a fee at the annual rate of 0.10% of its average daily net assets.

The Trust, on behalf of the Fund, has entered into an administrative services agreement with certain insurance companies, pursuant to which the insurance companies will provide administrative services with respect to the Fund. For these services, the Fund may pay the insurance companies administrative services fees at an annual rate of up to 0.35% of its average daily net assets as reflected on the Statement of Operations as “Administrative services fees.”

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Except as noted below with respect to the Trust’s Chief Compliance Officer, such Officers and Trustee receive no compensation from the Fund for serving in their respective roles. The Trust, together with affiliated Trusts, pay each Independent Trustee compensation for his services as Trustee at the annual rate of $155,000. Independent Trustees also receive $7,500 for attending each regular quarterly in-person meeting, $3,000 for attending each special in-person meeting and $3,000 for attending each telephonic meeting. During the year ended December 31, 2011, actual Trustee compensation was $501,377 in aggregate from the Trust and affiliated Trusts. There are certain employees of the Advisor, such as the Trust’s Chief Compliance Officer and staff who administer the Trust’s compliance program, in which the Fund reimburses the Advisor for their related compensation and certain other expenses incurred as reflected on the Statement of Operations as “Compliance services fees.”

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the Fund in order to limit the annual operating expenses to an annualized rate of 1.68% of the average daily net assets of the Fund. This expense limitation remains in effect until April 30, 2012.

December 31, 2011 :: Notes to Financial Statements :: Access One Trust :: 21

The Advisor may recoup the advisory and management services fees contractually waived or limited and other expenses reimbursed by it within three years from the expense limit period in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause annualized operating expenses of the Fund to exceed the expense limit for the applicable period. Any amounts recouped by the Advisor during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reduced by the Advisor.” As of December 31, 2011, the recoupments that may potentially be made by the Fund are as follows:

	Expires 4/30/12	Expires 4/30/13	Expires 4/30/14	Expires 4/30/15	Total
Access VP High Yield Fund	$51,864	$95,322	$66,081	$27,380	$240,647

5. Securities Transactions

The cost of U.S. government security purchases and the proceeds from the sale of U.S. government securities (excluding securities maturing less than one year from acquisition) during the year ended December 31, 2011 were as follows:

	Purchases	Sales
Access VP High Yield Fund	$252,463,246	$254,821,931

6. Investment Risks

The Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Fund.

Risks Associated with the Use of Derivatives

The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives may result in imperfect correlation between the value of the instruments and the relevant security or index. Swap-related financing, borrowing and other transaction costs will have the effect of lowering the Fund’s return.

Active Investor Risk

The Fund permits frequent purchases and exchanges without restriction, which could increase transaction costs. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this report.

Counterparty Risk

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments or repurchase agreements entered into by the Fund. The Fund may be negatively impacted if a counterparty fails to perform its obligations. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund has sought to mitigate these risks by generally requiring that the counterparties post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount that the counterparty owes the Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient, the Fund will be exposed to counterparty risk as described above, including possible delays in recovering amounts as a result of bankruptcy proceedings. The Fund enters into swap agreements with counterparties that the Advisor has determined to be large, well capitalized and well established financial institutions.

Liquidity Risk

In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Advisor. This may prevent the Fund from limiting losses, realizing gains, obtaining exposure to or achieving investment results that correspond generally to the total return of the high yield market.

Underlying Securities Risk

The Fund is subject to risk in the event of default or failure of the payment of interest and principal payments on the fixed income securities underlying the CDX North America High Yield Index, even if the Fund does not itself hold those securities. The credit default swap agreement provides exposure to below investment grade, high yield, fixed income securities (commonly referred to as “junk bonds”) or derivatives of such securities. Because issuers of below investment grade securities are often highly leveraged, their ability to make timely payments of interest and principal during an economic downturn or a sustained period of high interest rates may be impaired.

22 :: Access One Trust :: Notes to Financial Statements :: December 31, 2011

7. Federal Income Tax Information

As of the end of its tax year ended December 31, 2011, the Fund had capital loss carry forwards (“CLCFs”) as summarized in the table below. Under the provisions of the Regulated Investment Company Modernization Act of 2010, CLCFs that originated in a tax year that began before December 23, 2010 (pre-effective CLCFs) may be carried forward, subject to certain limitations, and applied to offset future capital gains, and thus reduce the amount of distributable capital gains, for up to eight succeeding tax years, after which any unutilized CLCFs expire. Pre-effective CLCFs are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that originate in tax years beginning after December 22, 2010 (post-effective CLCFs), are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year, and thus take precedent over the application of pre-effective CLCFs. Post-effective CLCFs can be carried forward indefinitely.

Pre-effective CLCFs subject to expiration that are limited as a result of changes in Fund ownership during the year and in prior years:

	Expires 12/31/16	Expires 12/31/17	Total
Access VP High Yield Fund	$4,632,528	$106,732	$4,739,260

Post-effective CLCFs not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total
Access VP High Yield Fund	$1,605,288	$—	$1,605,288

The tax character of dividends paid to shareholders during the applicable tax years ended, as noted below, which may differ from the amounts noted in the Statements of Changes in Net Assets because of tax rules, were as follows:

	Ordinary Income	Net Long-Term Gains	Total Taxable Distributions	Total Distributions Paid
December 31, 2011
Access VP High Yield Fund	$1,236,198	$366,931	$1,603,129	$1,603,129
December 31, 2010
Access VP High Yield Fund	$3,852,311	$—	$3,852,311	$3,852,311

As of the tax year end December 31, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
Access VP High Yield Fund	$1,066,859	$—	$—	$(6,344,548)	$110,145	$(5,167,544)

At December 31, 2011, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Access VP High Yield Fund	$91,754,102	$110,145	$—	$110,145

Report of Independent Registered Public Accounting Firm :: Access One Trust :: 23

To the Board of Trustees and Shareholders of Access One Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Access VP High Yield Fund (one of the portfolios that is part of Access One Trust, hereafter referred to as the “Fund) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers

Columbus, Ohio

February 23, 2012

24 :: Access One Trust :: Additional Tax Information (unaudited)

For the fiscal year ended December 31, 2011, the amount of long-term capital gain designated by the Fund was $366,931 and the amount of short-term capital gain designated by the Fund was $826,203.

December 31, 2011 :: Board Approval of Investment Advisory Agreements (unaudited) :: Access One Trust :: 25

At a meeting held on September 20, 2011, the Board of Trustees (the “Board”), including the trustees who are not “interested persons” as defined in the 1940 Act (the “Independent Trustees”), unanimously approved the investment advisory agreement (the “Advisory Agreement”) between the Trust on behalf of each Fund and ProFund Advisors LLC (the “Advisor”). In determining whether to approve the Advisory Agreement on behalf of each Fund, the Board requested information, and the Advisor provided information, that the Board and the Advisor, respectively, believed to be reasonably necessary to evaluate the Advisory Agreement, including: (i) detailed information about the advisory services provided by the Advisor; (ii) the Advisor’s Form ADV; (iii) biographies of employees primarily responsible for providing investment advisory services; (iv) information regarding each component of the contractual fee rates and actual fee rates for the prior fiscal year; (v) information regarding advisory fees earned versus advisory fees waived for previous periods; (vi) performance information for prior periods; (vii) comparative industry fee data; (viii) information about fees and other amounts received by the Advisor and its affiliates for non-advisory services; (ix) information regarding trade allocation and best execution; and (x) information about the financial condition of the Advisor. The Board also received information regarding the Advisor’s practices in monitoring each Fund’s compliance with regulatory requirements and Trust procedures. The Board evaluated this information, and was advised by independent legal counsel with respect to their deliberations. In addition, the Board considered matters bearing on the Funds and their investment advisory, administration and distribution arrangements at their regular meetings throughout the year, including the Funds’ investment results and performance data.

In its deliberations, the Board did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor. Furthermore, the Board’s conclusions may be based, in part, on their consideration of the relevant arrangements during the course of the year and in prior years. The Board evaluated all information available to it on a fund-by-fund basis, and their determinations were made separately in respect of each Fund.

The Board, including the Independent Trustees, determined that the terms of the Advisory Agreement were fair and reasonable and in the best interests of shareholders and should be approved. The Board took note of all the information that had been provided and considered all of the factors relevant, none of which was considered dispositive by itself, including: (i) the nature, extent, and quality of the services to be provided to each Fund by the Advisor; (ii) the costs of the services provided and the profits to be realized by the Advisor from the relationship with the Funds; (iii) the investment performance of the Funds; and (iv) the extent to which economies of scale might be realized as the Funds grow and whether fee levels reflect economies of scale, if any, for the benefit of Fund shareholders.

Nature, Extent and Quality of the Advisor’s Services

The Board reviewed the nature, extent and quality of the investment advisory services of the Advisor, and concluded that the services provided by the Advisor were of high quality. The Board focused on the quality of the personnel and operations at the Advisor and the systems and processes required to manage the Funds effectively, which may not be present at other investment advisory organizations. The Board noted the special skills needed to manage each Fund. The Board also considered the Advisor’s development of investment strategies, including those involving the use of complex financial instruments and processes that maximize the Funds’ ability to meet their stated investment objectives and minimize counterparty risk. The Board considered the size and experience of the Advisor’s portfolio staff and the Advisor’s ability to recruit, train and retain personnel with relevant experience. The Board considered the structure of the portfolio staff compensation program and whether it provides appropriate incentives. The Board also considered information concerning how the Advisor allocates trade transactions for the Funds. The Board also reviewed the Advisor’s compliance program and discussed it with the Funds’ Chief Compliance Officer. The Board considered, with respect to each Fund, the Advisor’s success in achieving the investment objectives of each Fund. The Board also considered the financial condition of the Advisor, which they found to be sound based upon a review of financial information and discussions with officers of the Advisor.

Based upon its review, the Board concluded that, with respect to each Fund, the investment advisory services provided by the Advisor were of high quality, that the Advisor successfully achieved the investment goals of the Fund, and that the Advisor’s services benefited the Fund’s shareholders, particularly in light of the nature of the Fund and the services required to support it.

Comparison of Advisory Services and Fees

The Board considered the fairness and reasonableness of the investment advisory fees payable to the Advisor in light of the investment advisory services provided, the costs of these services and the comparability of the fees paid by other investment companies, including investment companies offering services similar in nature and extent to the Funds. The Board noted the difficulty of obtaining precise information comparing the fees charged by other investment advisors because there were few fund complexes whose funds have substantially similar investment goals, investment styles and operations. Notwithstanding, the Board found the comparative information provided by the Advisor to be useful in its evaluation of the reasonableness of the Advisor’s fees.

The Board considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to information prepared by Lipper, Inc. (“Lipper”) concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Board recognized that Lipper reported each fund’s management fee rate as the combined contractual advisory fee rate and the administration fee rate. The Board also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds but concluded that the Funds’ advisory fee rates were acceptable given the services provided.

26  :: Access One Trust :: Board Approval of Investment Advisory Agreements (unaudited) :: December 31, 2011

Costs of Services to be Provided and Profits to be Realized by the Advisor

The Board also considered the significant drivers of cost (leverage, intellectual capital (trading, tax, regulatory), daily portfolio rebalancing, entrepreneurial risk) and also examined the costs to investors to achieve on their own the objectives of the Funds, noting that it would be more expensive or impossible to do so. The Board considered the profitability to the Advisor of its management of each of the Funds. The Board recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is in most cases not publicly available and that such information as is available is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are typically reported net of distribution and marketing expenses. Based on its review, the Board concluded that the profitability to the Advisor of each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

Investment Performance of the Funds and the Advisor

The Board considered relative performance and expense information for the Funds. The Board considered total return performance information relating to each Fund for the 3-month, 6-month, 1-year, 3-year and since inception periods ended June 30, 2011. The Board also considered total return performance information prepared by Lipper with respect to funds with the same Lipper investment classification and objective for the 3- and 6-month periods and the 1-, 3- and 5-year periods ended June 30, 2011. The Board focused on each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor. The Board concluded that the Funds’ performance was competitive.

The Board also considered the Advisor’s non-advisory services, including those performed under a separate Management Services Agreement. The Board considered any indirect, or “fall-out,” benefits that the Advisor derived from its relationship to the Funds but concluded that such benefits were relatively small. The Board considered that ProFund Distributors, Inc., a wholly-owned subsidiary of the Advisor, earns fees from the Funds for providing services under a Distribution and Shareholder Services Plan.

Economies of Scale

The Board also discussed with representatives of the Advisor potential economies of scale, and how and when shareholders might benefit from economies of scale. The Board considered that effective January 1, 2008, subject to the condition that the aggregate daily net assets of the Trust and the ProFunds trust be equal to or greater than $10 billion, the Advisor has agreed to reduce each Fund’s annual investment advisory fee by 0.025% on assets in excess of $500 million up to $1 billion, 0.05% on assets in excess of $1 billion up to $2 billion and 0.075% on assets in excess of $2 billion.

Conclusions

The Board, including the Independent Trustees, concluded that, with respect to each Fund, the investment advisory fees and other compensation payable by the Fund to the Advisor were reasonable in relation to the nature and the quality of the services provided by the Advisor and that the continuation of the investment advisory agreements was in the best interests of the shareholders of the Fund. The Board indicated to the Advisor that it will consider and evaluate on an ongoing basis potential economies of scale and how shareholders might benefit from those economies of scale.

Trustees and Officers (unaudited) :: Access One Trust :: 27

Name, Address, and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Operational Portfolios in Fund Complex Overseen by Trustee*	Other Directorship Held by Trustee

Independent Trustees

William D. Fertig c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 9/56	Trustee	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present).	ProFunds (112); Access One Trust (3); ProShares Trust (108)	Key Energy Services

Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; December 2004 to present	RSR Partners, Inc. (Executive Recruitment): Managing Director (May 2007 to present); Directorship Search Group, Inc. (Executive Recruitment): President (May 2004 to May 2007).	ProFunds (112); Access One Trust (3); ProShares Trust (108)	RSR Partners, Inc.

Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; December 2004 to present	Spring Mill Capital Management, LLC (Commercial Real Estate Investment): Principal (July 2009 to present); AMC Delancey Group, Inc. (Real Estate Development): President (January 2001 to May 2009).	ProFunds (112); Access One Trust (3); ProShares Trust (108)	AMC Delancey Group, Inc.

Interested Trustee

Michael L. Sapir** 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman of the Board	Indefinite; December 2004 to present

Chairman and Chief Executive Officer of the Advisor (April  1997 to present); ProShare Advisors LLC (November 2005 to present); Managing Partner of ProShare Capital Management LLC (June 2008 to present).

				ProFunds (112); Access One Trust (3); ProShares Trust (108)	None

*                 The “Fund Complex” consists of all registered investment companies advised by ProFund Advisors LLC and any registered investment companies that have an investment advisor that is an affiliated person of the ProFund Advisors LLC.

**          Mr. Sapir is an “interested person,” as defined by the 1940 Act, because of his ownership interest in the Advisor.

28 :: Access One Trust :: Trustees and Officers (unaudited)

Name, Address, and Birth Date	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Executive Officers

Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/62	President	Indefinite; December 2004 to present	President of the Advisor (April 1997 to present); ProShare Advisors LLC (November 2005 to present); ProShare Capital Management LLC (June 2008 to present).

Victor M. Frye 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite; December 2004 to present	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present) and of ProShare Advisors LLC (December 2004 to present); Secretary of the Distributor (March 2008 to present).

Amy R. Doberman 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 3/62	Chief Legal Officer and Secretary	Indefinite; June 2009 to present	General Counsel of the Advisor, ProShare Advisors LLC and ProShare Capital Management LLC (April 2009 to present); Managing Director, Morgan Stanley Investment Management (July 2004 to April 2009).

Jack P. Huntington 100 Summer Street Boston, MA 02110 Birth Date: 9/70	Assistant Secretary	Indefinite; December 2008 to present	Senior Vice President of Regulatory Administration, Citi Fund Services Ohio, Inc. (September 2008 to present); Senior Counsel, MetLife, Inc. (October 2004 to September 2008).

Christopher E. Sabato 3435 Stelzer Road Columbus, OH 43219 Birth Date: 12/68	Treasurer	Indefinite; September 2009 to present	Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (2007 to present); employed by Citi Fund Services Ohio, Inc. in various other capacities (1993 to 2007).

Kenneth D. Schiltz 3435 Stelzer Road Columbus, OH 43219 Birth Date: 11/77	Assistant Treasurer	Indefinite; March 2011 to present	Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (2005 to present); employed by Citi Fund Services Ohio, Inc. in various other capacities (2000 to 2005).

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 888-776-3637.

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P.O. Box 182800
Columbus, OH 43218-2800

Access Funds

Post Office Mailing Address for Investments

P.O. Box 182800
Columbus, OH 43218-2800

Phone Numbers

For Individual Investors Only: 888-776-3637
Institutions and Financial Professionals Only: 888-776-5717

This report is submitted for the general information of the shareholders of the Access One Trust. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, visit profunds.com.

A description of the policies and procedures that the Access One Trust uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free 888-776-3637; (ii) on the Access One Trust’s website at profunds.com; and (iii) on the Securities and Exchange Commission’s website at sec.gov. If applicable, information regarding how the Access One Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge by calling toll-free 888-776-3637 and on the Commission’s website at sec.gov.

Access One Trust files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Funds in this report are available without charge on the Commission’s website at sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

PRO1211

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics is included as Exhibit 12(a)(1).

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Michael C. Wachs, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)                                  2011 $15,531

2010 $12,000

The fees relate to the audit of the registrant’s annual financial statements paid to PWC LLP.

(b)                                 2011 $0

2010 $0

(c)                                  2011 $5,812

2010 $4,400

The fees relate to the preparation of the registrant’s tax returns and other miscellaneous tax filings paid to PWC LLP.

(d)                                 2011 $0

2010 $0

(e)(1)                    The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Trust and certain non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee.  In connection with such pre-approvals, the Auditor, or a Trust officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

The Trust will use a combination of the two approaches for pre-approving proposed services: (1) the proposed service be specifically pre-approved by the Audit Committee (“specific pre-approval”) or (2) may be pre-approved without consideration of specific case-by-case services by the audit committee (“general pre-approval”).  Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Additionally, any proposed services exceeding pre-approved cost levels will also require specific pre-approval by the Audit Committee.

(e)(2)                   2011 0%

2010 0%

(f) Not applicable.

(g)                                 2011 $5,812

2010 $4,400

(h) Not applicable.

Item 5.           Audit Committee of Listed Registrants.

Not applicable.

Item 6.           Investments.

(a)   Not Applicable

(b)   Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)  Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)  Not applicable.

(b)  Certifications pursuant to Rule 30a-2(b) are furnished hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Access One Trust

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer and Principal Financial Officer

Date	February 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Louis M. Mayberg
Louis M. Mayberg, President and Principal Executive Officer

Date	February 23, 2012

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer and Principal Financial Officer

Date	February 23, 2012

* Print the name and title of each signing officer under his or her signature.